UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 2, 2004


                            US GLOBAL NANOSPACE, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                000 - 23339                  13-3720542
(State or other jurisdiction      (Commission                (IRS Employer
       of incorporation)          File Number)             Identification No.)


    2533 North Carson Street, Suite 5107                          89706
            Carson City, Nevada
  (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (775) 841-3246
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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         This Form 8-K and other reports filed by US Global Nanospace, Inc. (the
"Registrant") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 8.01 OTHER EVENTS.

         On April 23, 2004, the Registrant and Allasso Industries, Inc. ("Allasso") entered into a Strategic Alliance Agreement (the "Agreement") pursuant to which Allasso licensed to the Registrant sole and exclusive worldwide rights under Allasso's patent rights and know-how with respect to nanofiber production. The Registrant previously announced this Agreement in a press release on April 29, 2004. The Registrant believes Allasso has materially breached the Agreement and, as a result, the Registrant has requested a termination of the Agreement. The Registrant and Allasso have been unable to agree thus far on the terms of a mutual termination. The Registrant does not expect any further nanofiber production to occur under the Agreement. The Registrant is currently reviewing its options for alternative sources of nanofiber production. The Registrant is currently evaluating all legal rights and remedies in connection with this matter.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        US GLOBAL NANOSPACE, INC.
                                        (Registrant)

Date: September 2, 2004
                                        /s/ John Robinson
                                        ---------------------------------------
                                        John Robinson, Chief Executive Officer